UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 to 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2012

Saddlebrook Resorts, Inc.

(Exact name of Registrant as Specified in its Charter)

Florida	2-65481	59-1917822
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification Number)

5700 Saddlebrook Way

Wesley Chapel, FL 33543

(Address of Principal Executive Offices including Zip Code)

(813) 973-1111

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On November 26, 2012, Saddlebrook Resorts, Inc. exercised it’s option to draw against the $1,500,000 line of credit. The amount of $1,000,000 was borrowed and requires monthly payments of interest at 3% over the one month LIBOR index. The line of credit, due on November 30, 2012, has been extended through April 30, 2013. The draw will be paid back from normal working capital generated by the business.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Saddlebrook Resorts, Inc.
(Registrant)

Dated: September 30, 2012	By:	/s/ Thomas L. Dempsey
		Name:	Thomas L. Dempsey
		Title:	Chairman of the Board and Chief Executive Officer